UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 4, 2008
Royal Gold, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13357 (Commission File Number)	84-0835164 (IRS Employer Identification No.)
1660 Wynkoop Street, Suite 1000, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 303-573-1660
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 4, 2008, Royal Gold, Inc. (the “Company”) reported its first quarter fiscal 2009 results. The information contained in the press release is incorporated herein by reference and is filed as exhibit 99.1 hereto.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 5, 2008, the stockholders of the Company approved amendments to the Company’s 2004 Omnibus Long-Term Incentive Plan (the “Plan”) to increase the number of shares of common stock available for awards under the Plan by an additional 400,000 shares, increase the limit of the total number of shares of restricted stock that may be issued pursuant to the Plan by 200,000 shares and to make certain technical changes for purposes of complying with Section 409A of the Internal Revenue Code, as amended.
     On November 5, 2008, the Board of Directors approved amendments to the Company’s form of equity award agreements relating to performance stock, restricted stock and stock options awarded to executives under the Plan. Stanley Dempsey, Executive Chairman, Tony Jensen President and Chief Executive Officer, Stefan Wenger, Chief Financial Officer and Treasurer and Karen P. Gross Vice President and Corporate Secretary are each eligible to receive equity awards pursuant to the amended equity award agreements. The amended form of equity award agreements provide accelerated vesting of stock options, shares of restricted stock and performance stock awards upon an involuntary termination of employment without “cause,” a voluntary termination of employment for “good reason” or if the Company elects not to renew the employment term during the four year renewal period under the employment agreement with each grantee. If such termination or non-renewal occurs within two years after a “change of control,” then upon such termination or non-renewal all stock options will become immediately exercisable and all shares of restricted stock and performance stock awards will fully vest. If such termination or non-renewal does not occur within two years after a “change of control,” then upon such termination or non-renewal (i) all stock options will become immediately exercisable, (ii) a prorated portion of each grant of shares of restricted stock will vest based on the period of employment from the date of grant to the date of termination or non-renewal and (iii) all or a portion of the performance stock awards will fully vest based on the number of performance stock awards to which the grantee would have been entitled taking into account the Company’s performance through the last day of the fiscal quarter in which the termination or non-renewal takes place, determined in accordance with the Company’s practices with respect to performance stock awards.
     Pursuant to the amended form of Nonqualified Stock Option Agreement, if the grantee’s employment is terminated without “cause,” for “good reason” or upon death or “disability” or if the Company elects not to renew the employment term during the four year renewal period under the grantee’s employment agreement and the grantee is precluded from selling shares of the Company’s common stock underlying any nonqualified stock option due to any lock-up agreements or under the Company’s insider trading policy, then the expiration date to exercise such nonqualified stock option will be extended for a period of time equal to the period of such trading restrictions. Pursuant to the amended form of Restricted Stock Agreement, vesting of restricted stock will be deferred in the event the Grantee is restricted from selling shares of the Company’s common stock due to any lock-up agreement or under the Company’s insider trading policy to a date that is the earlier of (i) the lapse of such trading restrictions or (ii) an involuntary termination of the Grantee’s employment or the Grantee’s death or disability.
     On November 5, 2008, the Board of Directors approved a form of stock appreciation rights agreement to be issued to eligible employees under the Plan. The form of stock appreciation rights agreement to be issued to the executives named above will include the acceleration provisions and the extension of exercise period provisions with respect to nonqualified stock options described above.
     The foregoing description of the amended equity award agreements and the form of stock appreciation rights agreement is qualified in its entirety by the full text of the Plan, the amended equity award agreements and the form of stock appreciation rights agreement attached hereto as Exhibits 10.1 through 10.6.
(f) On November 5, 2008, the Board of Directors of the Company authorized and approved the payment of cash bonuses for fiscal year 2008 (ended June 30, 2008) to the Company’s executive officers. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy

Statement for its 2008 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on September 23, 2008, because amounts of such bonuses were not determined and not calculable as of the time of the proxy filing. The fiscal 2008 bonus payments, the total fiscal 2008 compensation as reported in the 2008 proxy statement, and the recalculated total compensation, including bonus payments approved for the Company’s named executive officers, for fiscal year 2008 is as follows:

		Total Fiscal 2008	Total Fiscal 2008
		Compensation as	Compensation
Named Executive Officer and	Fiscal 2008	Reported in Proxy	Including Fiscal 2008
Principal Position	Bonus	Statement	Bonus
Stanley Dempsey	$102,000	$773,443	$875,443
Executive Chairman

Tony Jensen	$228,000	$1,029,574	$1,257,574
President and Chief Executive
Officer

Stefan Wenger	$95,000	$551,145	$646,145
Chief Financial Officer and
Treasurer

Karen P. Gross	$90,000	$559,056	$649,056
Vice President and Corporate
Secretary

William Heissenbuttel	$105,000	$374,234	$479,234
Vice President of Corporate
Development
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	2004 Omnibus Long-Term Incentive Plan, as amended (incorporated by reference to Appendix A of Royal Gold’s proxy statement filed on September 23, 2008)
10.2	Form of Incentive Stock Option Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.3	Form of Nonqualified Stock Option Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.4	Form of Restricted Stock Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.5	Form of Performance Share Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.6	Form of Stock Appreciation Rights Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
99.1	Press Release dated November 4, 2008 (incorporated by reference to Exhibit 99.1 to Royal Gold’s Current Report on Form 8-K filed on November 4, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: November 7, 2008

EXHIBIT INDEX

10.1	2004 Omnibus Long-Term Incentive Plan, as amended (incorporated by reference to Appendix A of Royal Gold’s proxy statement filed on September 23, 2008)
10.2	Form of Incentive Stock Option Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.3	Form of Nonqualified Stock Option Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.4	Form of Restricted Stock Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.5	Form of Performance Share Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
10.6	Form of Stock Appreciation Rights Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan
99.1	Press Release dated November 4, 2008 (incorporated by reference to Exhibit 99.1 to Royal Gold’s Current Report on Form 8-K filed on November 4, 2008)